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                                                                    EXHIBIT 10.7

        STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE MODIFIED NET


1.   Basic Provisions ("Basic Provision").

     1.1     Parties:  This Lease ("Lease"), dated for reference purposes only,

June 27, 2000, is made by and between Fremont Ventures LLC ("Landlord") and
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Wavesplitter Technologies, Inc. ("Tenant"), (collectively the "Parties," or individually a "Party").

     1.2(a) Premises: That certain Building, including all improvements therein or to be provided by Landlord under the terms of this Lease containing 54,664 square feet of space, and commonly known by the street address of 46417-46437 Landing Parkway, located in the City of Fremont, County of Alameda, State of California, with zip code 94537 and designated as "Building F" on Exhibit A
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attached hereto ("Premises").  The "Building" is that certain building containing the Premises and generally described as: an R&D building located in
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the Fremont Technology Park-Phase II and commonly known as Building F. In
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addition to Tenant's rights to use and occupy the Premises as hereinafter specified, Tenant shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center except as set forth in Paragraph 34, below. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center", all as shown on Exhibit A. (Also see Paragraph 2.)

     1.2(b) Parking: 215 unreserved vehicle parking spaces ("Unreserved Parking Spaces"); and no reserved vehicle parking spaces ("Reserved Parking Spaces").
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(Also, see Paragraph 2.6)

     1.3 Term: The ten (10) year period commencing one hundred twenty (120) days after the Early Possession Date (the "Commencement Date" ) and ending on the date immediately preceding the tenth (10th) anniversary of the Commencement Date (the "Expiration Date"); provided, however that if the Commencement Date is a date other than the first (1st) day of a calendar month, the expiration shall be the last day of the month which is one hundred twenty (120) months after the month in which the Commencement Date occurs (the "Original Term") unless extended or earlier terminated pursuant to the terms of this Lease.(Also Paragraph 3.)

     1.4 Early Possession: upon Landlord's turnover of the Premises to Tenant with Landlord's Work (as defined in Paragraph 49) substantially completed ("Early Possession Date"). The target Early Possession Date is November 1, 2000. (Also Paragraphs 3.2 and 3.3.)

     1.5 Base rent: $1.85 per month per square foot ("Base Rent"), payable on the first day of each month commencing on the Commencement Date (a total of $101, 128 per month based on 54,664 square feet of space, but subject to adjustment as provided in Paragraph 2.1 to reflect the actual square feet of space). (Also see Paragraph 4.) Base Rent to be adjusted upwards annually by 4% beginning with the first month of the third Lease Year. The term "Lease Year" shall mean each consecutive twelve (12) month period during the Original Term, with the first Lease Year commencing on the Commencement Date; provided, however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the month which is twelve (12) months after the month in which the Commencement Date occurs and the second and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date.

     1.6(a) Initial Base Rent Payment: Within thirty (30) days after the Early Possession Date, Tenant shall pay Landlord the Base Rent for the month following the Commencement Date..
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     1.6(b)  Tenant's Share of Common Area Operating Expenses: 35.16 %
("Tenant's Share") as determined by prorata square footage of the Premises as compared to the total square footage of all of the buildings in Industrial Center.

     1.7     Security Deposit: $1,200,000 ("Security Deposit").  (Also see
Paragraph 5)
     1.8 Permitted Use: office, lab, manufacturing, storage ("Permitted Use") (Also see Paragraph 5.)

     1.9     Insuring Party. Landlord is the "Insuring Party." (Also see
Paragraph 8)

     1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):


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[ ]  ***** represents Landlord exclusively ("Landlord's Broker");
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[ ]  ***** represents Tenant exclusively ("Tenant's Broker"); or
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[X]  Grubb & Ellis represents both Landlord and Tenant ("Dual Agency"). (/also see Par. 15.)

     1.10(b) Payment to Brokers. Upon the execution of this Lease by both Parties, Landlord shall pay to said Broker(s)according to separate written agreement between Landlord and said Broker(s).

     1.11 Guarantor. The obligations of the Tenant under this Lease are to be guaranteed by **none*** ("Guarantor"). (Also see Paragraph 37.) There is no
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Guarantor.

     1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Exhibit A, all of which constitute a part of this Lease.
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2.   Premises, Parking and Common Areas.

     2.1 Letting. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. The leaseable area is measured to the outside edge of the outside walls and drip lines to the centerline of any demising walls, including a pro rata share of the electrical room and other common spaces. At any time within ten (10) business days after the Early Possession Date, Tenant may engage an independent architect or surveyor to measure the square footage of the Premises. If the actual square footage of the Premises varies from the square footage set forth in Paragraph
1.2 (a), Landlord and Tenant shall execute an amendment to this Lease setting forth the appropriate adjustments to the square footage of the Premises, the Base Rent and the Tenant's Share to reflect the actual square footage of the Premises. If the actual square footage of the Premises is less than ninety percent (90%) or more than one hundred ten percent (110%) of the square footage set forth in Paragraph 1.2 (a) Tenant shall have the right to terminate the Lease by delivering written notice of termination to Landlord within ten (10) business days after the Early Possession Date.

     2.2 Condition. Landlord shall deliver the Premises to Tenant clean and free of debris on the Early Possession Date and warrants to Tenant that the existing floors, plumbing, electrical systems and loading doors, if any, in the Premises, other than those constructed by Tenant, shall be in good operating condition on the Early Possession Date. If a non-compliance with said warranty exists as of the Early Possession Date, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify same at Landlord's expense. If Tenant does not give Landlord written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

     2.3 Warranties. Tenant acknowledges that neither landlord nor any of its agents made any representations or warranties respecting the Industrial Center, the Building, or the Premises, upon which Tenant relied in entering into this Lease, which are not expressly set forth in this Lease. Tenant further acknowledges that neither Landlord nor any of its agents made any representations as to (i) whether the Premises may be used for Tenant's intended use under existing law or; (ii) the suitability of the Premises for the conduct of Tenant's business or; (iii) the exact square footage of the Premises; that Tenant relied solely upon its own investigations respecting said Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the American with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and that upon its execution of this Lease, accepts the leaseable area as specified herein. Tenant expressly waives any and all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any addenda hereto.

     2.4 Tenant as Prior Owner/Occupant. The warranties made by Landlord in this Paragraph 2.2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Tenant was the owner or occupant of the Premises. In such event, Tenant shall, at Tenant's sole cost and expense, correct any non-compliance of the Premises with said warranties. Landlord acknowledges that Tenant was not the owner or occupant of the Premises prior to the date set forth in Paragraph 1.1.

     2.5 Vehicle Parking. Tenant shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Landlord for parking. Tenant shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Landlord in the Rules and Regulations (as defined in Paragraph 40) issued by Landlord. (Also see Paragraph 2.9.)

          (a) Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

          (b) If Tenant permits or allows any of the prohibited activities described in this Paragraph 2.6, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

          (c) Landlord shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law and this Paragraph 2.5.

     2.6 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center, but excluding all of the buildings, that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas, all as shown on Exhibit A.

     2.7 Common Areas - Tenant's Rights. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time,


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subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the reasonable cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

     2.8 Common Areas - Rules and Regulations. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Tenant agrees to abide by and conform to all such Rules and Regulations and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other tenants of the Industrial Center.

     2.09 Common Areas - Changes. Landlord shall have the right, in Landlord's sole discretion, from time to time:

           (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;
           (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;
           (c)  To add additional buildings and improvements to the Common
Areas;
           (d) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and
           (e) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If an Early Possession Date is specified in Paragraph 1.4 and if Tenant totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including carrying the proper insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 Delay in Possession. If for any reason Landlord fails to deliver possession of the Premises to Tenant by the target Early Possession Date specified in Paragraph 1.4, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Tenant hereunder, or extend the term hereof, but in such case, Tenant shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. If possession of the Premises is not delivered to Tenant within one hundred and twenty (120) days after the target Early Possession Date specified in Paragraph 1.4, Tenant may, at its option, by notice in writing to Landlord, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder and the Security Deposit and any Base Rent paid by Tenant shall be returned to Tenant by Landlord not later than ten (10) days after receipt of Tenant's notice of cancellation.; provided further, however, that if such written notice of Tenant is not received by Landlord prior to the Early Possession Date, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

4.   Rent

     4.1 Base Rent. Tenant shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Landlord in lawful money of the United States, without offset or deduction, on or before the 1st day of each month. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant.

     4.2 Common Area Operating Expenses. Tenant shall pay to Landlord during the term hereof, in addition to the Base Rent, Tenant's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Landlord relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition,


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of the following:

                         (aa)  The Common Areas, including parking areas,
loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                         (bb)  Exterior signs and any tenant directories.

                         (cc)  Fire detection and sprinkler systems.

               (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

               (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

               (iv)      Reserves set aside for maintenance and repair of Common
Areas.

               (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Landlord for the Building and the Common Areas under Paragraph 10 hereof.

               (vi) The cost of the premiums for the insurance policies maintained by Landlord under Paragraph 8 hereof.

               (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

               (viii) Any other services to be provided by Landlord that are stated elsewhere in this Lease to be a Common Area Operating Expense.

          (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Landlord among the Building and the other buildings in the Industrial Center.

          (c) The inclusion of the improvements, facilities and services set forth in subparagraph 4.2(a) shall not be deemed to impose an obligation upon Landlord to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Landlord already provides the services, or Landlord has agreed elsewhere in this Lease to provide the same or some of them.

          (d) Tenant's Share of Common Area Operating Expenses shall be payable by Tenant within thirty(30) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Tenant's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate, during each Lease Year, on the same day as the Base Rent is due hereunder. Landlord shall deliver to Tenant within sixty
(60) days after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Tenant's payments under this Paragraph 4.2(d) during said preceding year exceed Tenant's Share as indicated on said statement, Landlord shall be credited the amount of such over-payment against Tenant's Share of Common Area Operating Expenses next becoming due. If Tenant's payments under this Paragraph 4.2(d) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement.

          (e) Common Area Operating Expenses shall not include the items listed in Exhibit B.

5. Security Deposit. The Security Deposit specified in Paragraph 1.7 represents security for Tenant's faithful performance of Tenant's obligations under this Lease and shall be paid by Tenant as follows: (a) Tenant has deposited with Landlord when the lease is signed $200,000 in cash, and (b) not later than September 30, 2000 (provided that this Lease has been executed by both parties prior to such date) Tenant will deposit with Landlord $1,000,000 in the form of an irrevocable letter of credit from an institution reasonably acceptable to Landlord naming Landlord as beneficiary and guaranteeing the full and faithful performance of all of the terms and conditions of this Lease including any reasonable re-tenanting costs if need be. Provided Tenant is not in default of the terms and conditions of the Lease, Tenant may reduce the amount of the letter of credit in half upon Tenant becoming a public company and completing an Initial Public Offering with gross proceeds of greater than $50 million. Landlord shall execute such documents and provide such other assistance and cooperation as may be reasonably requested by Tenant to enable the reduction of such letter of credit as provided herein. If Tenant fails to pay the Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Landlord may use, apply or retain all or any portion of said Security Deposit as may be necessary to remedy such failure or Default by Tenant and Tenant shall within ten (10) days after written request therefore deposit monies with Landlord or replenish the letter of credit (if drawn upon by Landlord) in amounts sufficient to restore said Security Deposit to the full amount required by this Lease.. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest


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herein), that portion of the Security Deposit not used or applied by Landlord.
The portion of the Security Deposit to be returned to Tenant as provided herein shall be returned by Landlord not later than thirty (30) days after Tenant has vacated the Premises following termination or expiration of the Lease. Unless otherwise expressly agreed in writing by Landlord, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Tenant under this Lease.

6.   Use.

     6.1  Permitted Use.

          (a) Tenant shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Tenant shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties. Tenant shall have access to the Premises and the Common Areas seven days a week, 24 hours per day, subject to reasonable security policies in effect for all tenants of the Industrial Center with respect to access to the Common Areas.

          (b) Landlord hereby agrees to not unreasonably withhold or delay its consent to any written request by Tenant, Tenant's assignees or subtenants, and by prospective assignees and subtenants of Tenant, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other tenants in the Industrial Center, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Landlord elects to withhold such consent, Landlord shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Landlord's reasonable objections to the change in use.

     6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). Landlord consents to the presence on the Premises of optical fiber and process gases (nitrogen, oxygen and hydrogen), and their use by Tenant in the development and production of Tenant's products. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that Tenant has caused or permitted a Hazardous Substance to be located in, on, under or about the Premises or the Building, other than as previously consented to by Landlord, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the prompting or sanitary sewer system).

          (c) Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or by anyone under Tenant's control. Tenant's obligations under this paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment caused by Tenant, and the reasonable cost of


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investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.

     6.3 Tenant's Compliance with Requirements. Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and ground water conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within fifteen (15) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any applicable Requirements specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance with Law. Landlord, Landlord's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities, including but not limited to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

7.   Maintenance, Repairs, Utility Installations, Trade Fixtures and
Alterations.

     7.1  Tenant's Obligations.

          (a) Subject to the provision of Paragraphs 2.2 (Condition), 7.2 (Landlord's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Landlord pursuant to Paragraph 7.2 below. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

          (b) Tenant shall, at Tenant's sole cost and expense, procure and maintain a contract, with copies to Landlord, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises.

          (c) If Tenant fails to perform Tenant's obligations under this Paragraph 7.1, Landlord may enter upon the Premises after ten (10) days' prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

     7.2 Landlord's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Tenant's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Landlord, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Landlord shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Landlord be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Tenant expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or terminate this Lease because of Landlord's failure to keep the Building, Industrial Center or Common Areas in good order, condition and


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

repair. Landlord will use commercially reasonable efforts to minimize the interference caused by any such repairs and will diligently and expeditiously pursue the completion of same. Landlord, at its sole cost and expense, shall comply with all laws, orders and regulations of Federal, state, county and municipal authorities (including without limitation, all ADA, OSHA and ASHRAE regulations) any other Applicable Requirements relating to the Industrial Center, the Building and the Premises, except those that are related to the specific use and occupancy of the Premises by Tenant, any Alterations, Utility Installations and Tenant's Work.

     7.3  Utility Installations, Trade Fixtures, Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protections systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises, excluding Tenant's Work (as defined in Paragraph 50). The term "Trade Fixtures" shall mean Tenant's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Landlord under the terms of this Lease, other than Tenant's Work, Utility Installations or Trade Fixtures. "Tenant-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord pursuant to Paragraph 7.4(a). Tenant shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Landlord's prior written consent. Tenant may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Landlord's consent but upon notice to Landlord, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $50,000.

          (b) Consent. Any Alterations or Utility Installations that Tenant shall desire to make and which require the consent of the Landlord shall be presented to Landlord in written form with detailed plans. All consents given by Landlord, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Tenant's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Landlord prior to commencement of the work thereon; and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. Any Alterations of Utility Installations by Tenant during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Tenant shall promptly upon completion thereof furnish Landlord with as-built plans and specifications therefor. Landlord may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Tenant's providing Landlord with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

          (c) Lien Protection. Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises. If Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action if landlord shall decide it is to its best interest to do so.

     7.4  Ownership, Removal, Surrender, and Restoration.

          (a) Ownership. Subject to Landlord's right to require their removal and to cause Tenant to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. Landlord may, at any time and at its option, elect in writing to Tenant to be the owner of all or any specified part of the Tenant-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Tenant-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Landlord and remain upon the Premises and be surrendered with the Premises by Tenant.

          (b) Removal. Unless otherwise agreed in writing, Landlord may require that any or all Tenant-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Landlord. Landlord may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Landlord.

          (c) Surrender/Restoration. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies. Immediately prior to the expiration or sooner termination of this Lease, Tenant shall remove all of Tenant's signs from the exterior of the Building and shall remove all of Tenant's equipment, trade fixtures, furniture, supplies, wall decorations and other personal property from the Premises, and shall vacate and


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

surrender the Premises to Landlord in the same condition, broom clean and freshly repainted, as existed at the Lease Commencement Date. Tenant shall repair all damage to the Premises caused by Tenant or by Tenant's removal of Tenant's property and all damage to the exterior of the Building caused by Tenant's removal of Tenant's signs. Tenant shall patch and refinish, to Landlord's reasonable satisfaction, all penetrations made by Tenant or its employees to the floor, walls or ceiling of the Leased Premises, whether such penetrations were made with Landlord's approval or not. Tenant shall replace all stained or damaged ceiling tiles and shall repair or replace, as necessary, all wall coverings and clean or replace, as may be required, floor coverings to the reasonable satisfaction of Landlord. Tenant shall replace all burned out light bulbs and damaged or stained light lenses, and shall repaint all painted walls. Tenant shall repair all damage caused by Tenant to the exterior surface of the Building and the paved surfaces of the outside areas adjoining the Premises and, where necessary, replace or resurface same. Additionally, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any improvements, constructed or installed by Tenant which Landlord requests be so removed by Tenant and repair all damage caused by such removal. If the Leased Premises are not surrendered to Landlord in the condition required by this Article at the expiration or sooner termination of this Lease, Landlord may, at Tenant's expense, so remove Tenant's signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant's expenses, independent contractors to perform such work. Tenant shall be liable to Landlord for all reasonable costs incurred by Landlord in returning the Premises to the required condition and Tenant shall be deemed to have impermissibly held over until such time as such required work is completed. Tenant shall pay Base Rent and Tenant's Share of Common Area Operating Expenses in accordance with the terms of the Holding Over paragraph until such work is completed.

8.   Insurance; Indemnity.

     8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Landlord under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  Liability Insurance.

          (a) Carried by Tenant. Tenant shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Landlords of Premises: endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

          (b) Carried by Landlord. Landlord shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Tenant. Tenant shall not be named as an additional insured therein.

     8.3  Property Insurance-Building, Improvements and Rental Value.

          (a) Building and Improvements. Landlord shall obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Tenant-Owned Alterations and Utility Installations, Trade Fixtures and Tenant's personal property shall be insured by Tenant pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Landlord's policy or policies shall insure against all risks of direct physical loss or damage (and at Landlord's option the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

          (b) Rental Value. Landlord shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and any Lender(s), insuring the loss of the full rental and other charges payable by all tenants of the Building to Landlord for at least one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to


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                                      -9-
provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

          (c) Adjacent Premises. Tenant shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

          (d) Tenant's Improvements. Since Landlord is the Insuring Party, Landlord shall not be required to insure Tenant-Owned Alterations and Utility Installations unless the item in question has become the property of Landlord under the terms of this Lease.

     8.4 Tenant's Property Insurance. Subject to the requirements of Paragraph 8.5, Tenant at its cost shall maintain insurance coverage on all of Tenant's personal property, Trade Fixtures and Tenant-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Landlord as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property and the restoration of Trade Fixtures and Tenant-Owned Alterations and Utility Installations. Upon request from Landlord, Tenant shall provide Landlord with written evidence that such insurance is in force.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Neither Landlord nor Tenant shall permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Each party shall cause to be delivered to the other party, within seven (7) days after the Early Possession Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to the other party. Tenant shall at least thirty (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Tenant and Landlord each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 Indemnity. Tenant, shall, during the term of this Lease, indemnify and save harmless Landlord and any agents of Landlord from any and all loss, damage, claims of damage, obligations, cause or causes of action, or liabilities of any kind or nature (including reasonable costs of attorney's fees if Landlord is made a party to any action which Tenant's indemnity runs hereunder) by reason of injury or death of any person or persons or damage to any property of any kind and to whomsoever belonging, including injury or death to the person or damage to the property of Tenant, Tenant's officers, directors, employees, agents, guests, subtenants and assignees, concessionaires and licensees, and any other person, firm or corporation selling or manufacturing merchandise or services upon or from the demised premises, or any part thereof, from any cause or causes whatsoever which result from Tenant's use of the Premises or the Common Areas or from any other activity done, permitted or suffered by Tenant on the Premises or the Common Areas (except that which is caused by the sole active negligence or willful misconduct of Landlord or its Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease , if such failure has persisted for an unreasonable period after written notice of such failure. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause whatsoever (except that which is cause by the sole active negligence or willful misconduct by Landlord or its Agents or by the failure of Landlord to observe any of the terms and conditions of this lease, if such failure has persisted for an unreasonable period after written notice of such failure). Tenant's obligations under this paragraph shall survive the termination of this Lease.

     8.8 Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage which may be sustained by Tenant or to the person or goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, earthquake, steam, electricity, gas, water or rain, which may leak or from or into any part of the premises or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of preparing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income or profit therefrom.


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

9.   Damage or Destruction.

     9.1  Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Tenant-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d) of the Premises (excluding the Tenant-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction and with respect to which the repair can be completed in Landlord's reasonable judgment within nine
(9) months after the occurrence of such damage.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Tenant-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Tenant-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Tenant-Owned Alterations and Utility Installations and Trade Fixtures of any tenants of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Tenant-Owned Alterations and Utility Installations and Trade Fixtures of any Tenants of the Building) of the Building shall, at the option of Landlord, be deemed to be Premises total Destruction.

          (c) "Project Total Destruction" shall mean damage or destruction to the Project or Building in which the premises are located, regardless of the damage to the premises. The cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Project (excluding Tenant-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

          (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Tenant-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Landlord at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Premises Partial Damage. If Premises Partial Damage occurs, then Landlord shall, at Landlord's expense, repair such damage (but not Tenant's Trade Fixtures or Tenant-Owned Alterations and Utility Installations) as soon as reasonably possible, but only to the extent of the available insurance proceeds. In the event that the available insurance proceeds are insufficient to enable Landlord to fully restore the Premises to the condition they were in prior to any Premises Partial Damage and, as a result, Landlord elects not to fully restore the Premises to such condition, Landlord shall promptly notify Tenant to that effect in writing in which case Tenant shall elect one of the following options: (a) agree to supply Landlord with funds equal to the difference between the available insurance proceeds and the cost to fully restore the Premises, in which case Landlord shall promptly fully restore the Premises to the condition they were in prior to the Premises Partial Damage, (b) terminate the Lease by written notice of termination to Landlord, in which case Tenant shall be entitled to continue to occupy the Premises, subject to all of the terms of the Lease, for a reasonable period of time (not to exceed 12 months, while Tenant secures another comparable facility to relocate to, or (c) continue to occupy the Premises for the remainder of the Lease Term, in which case Landlord shall promptly restore the Premises to the extent permitted by the available insurance proceeds and this Lease shall continue in full force and effect (and Tenant, at its option and expense, may make additional repairs to the Premises to more fully restore them to the condition they were in prior to the Premises Partial Damage). Tenant shall advise Landlord in writing as to which option Tenant elects within sixty (60) days after Tenant's receipt of Landlord's initial notice. Unless otherwise agreed, Tenant shall in no event have any right to reimbursement from Landlord for any funds contributed or costs incurred by Tenant to repair any Premises Partial Damage. For purposes of the foregoing, "available insurance proceeds" shall include any amounts which would have been available in the absence of Landlord's failure to maintain the insurance required under, or otherwise comply with the provisions of Paragraph 8.3 (a).

     9.3 Premises Total Damage. If Premises Total Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense and this Lease shall continue in full force and effect), Landlord may at Landlord's option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such damage of Landlord's desire to terminate this Lease as of the date sixty
(60) days following the date of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice give written notice to Landlord of Tenant's commitment to pay for the repair of such damage totally at Tenant's expense and without reimbursement from Landlord. Tenant shall provide Landlord with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Tenant. In such event this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Tenant does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Landlord's notice of termination.

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                                      -11-

     9.4  (Intentionally Omitted)

     9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Landlord may, at Landlord's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Tenant at that time has an exercisable option to extend this Lease, then Tenant may preserve this Lease by exercising such option. If Tenant duly exercises such option during such period, Landlord shall, at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6  Abatement of Rent; Tenant's Remedies.

          (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Tenant is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Tenant hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired,. Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Tenant hereunder shall be performed by Tenant, and Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

          (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Tenant may, at any time prior to the commencement of such repair or restoration, give written notice to Landlord and to any Lenders of which Tenant has actual notice of Tenant's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Tenant gives such notice to Landlord and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Landlord or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Tenant is legally responsible therefor (in which case Tenant shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Landlord's rights under Paragraph 6.2(c) and Paragraph 13), Landlord may at Landlord's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $50,000, whichever is greater, give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such Hazardous Substance Condition of Landlord's desire to terminate this Lease as of the date one hundred eighty (180) days following the date of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (B) an amount equal to twelve (12) times the then monthly Base Rent or $50,000 whichever is greater. Tenant shall provide Landlord with the funds required of Tenant or satisfactory assurance thereof within thirty (30) days following said commitment by Tenant. In such event this Lease shall continue in full force and effect, and Landlord shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Tenant does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Landlord's notice of termination.

     9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Landlord shall return to Tenant any advance payment made by Tenant to Landlord and so much of Tenant's Security Deposit as has not been, or is not then required to be, used by Landlord under the terms of this Lease.

     9.9 Waiver of Statutes. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  Real Property Taxes.

     10.1 Payment of Taxes. Landlord shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied

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                                      -12-
against any legal or equitable interest of Landlord in the Industrial Center or any portion thereof, Landlord's right to rent or other income therefrom, and/or Landlord's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon (except in the event of more than one change in ownership in the first 5 years of the lease term), the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 Additional Improvements. Notwithstanding Paragraph 10.1 hereof, Tenant shall, however, pay to Landlord at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Tenant or at Tenant's request.

     10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Tenant's Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Industrial Center.
When possible, Tenant shall cause its Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11. Utilities. Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas, trash removal and cleaning of the Premises, together with any taxes thereon. Tenant shall provide separate electricity and utility meters for the Building as part of Tenant's Work. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Tenant shall pay to Landlord a reasonable proportion to be determined by Landlord of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d). Landlord shall not be liable to Tenant for injury, damage, loss of Tenant's business or profits, from any failure, interruption, rationing or other curtailment in the supply of electric, gas, water or other utilities from whatever cause.

12   Assignment and Subletting.

     12.1  Landlord's Consent Required.

           (a) Tenant shall not assign this Lease, nor any right hereunder, nor sublet the premises, nor any part thereof, without the prior written consent of Landlord. In exercising its reasonable discretion Landlord may consider all commercially relevant factors involved in the leasing of the Premises including but not limited to the a) the creditworthiness and financial stability of the prospective assignee or subtenant; b) references of prior landlords; c) the past history of such subtenant, with respect to involvement in litigation and bankruptcy proceedings; d) the impact of said subtenant or assignee and proposed use of the Premises on pedestrian and vehicular traffic, other tenants, and parking; e) the use, generation or disposal of Hazardous Substances. The presence of one material negative factor enumerated above shall be deemed reasonable justification for Landlord's withholding consent. At the inception of the Lease, Tenant is a California corporation. In the event Tenant elects to reincorporate as a Delaware corporation, the assignment or other transfer of this Lease from the California corporation to the Delaware corporation, provided that all or substantially all of the other assets of the California corporation are concurrently transferred to the Delaware corporation, shall not constitute an assignment or transfer that requires the consent of Landlord.

           (b) No assignment or subleasing by Tenant shall relieve Tenant of any of its obligations under this Lease unless specifically agreed to by Landlord in writing.

           (c) The involvement of Tenant or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, which results or will result in a reduction of the Net Worth of Tenant, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Tenant as it was represented to Landlord at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Landlord has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Tenant was or is greater, shall be considered an assignment of this Lease by Tenant to which Landlord may reasonably withhold its consent. "Net Worth of Tenant" for purposes of this Lease shall be the net worth of Tenant (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

           (d) An assignment or subletting of Tenant's interest in this Lease without Landlord's specific prior written consent shall be a Default by Tenant which shall be subject to the provisions of Paragraph 13. To the extent Landlord becomes entitled to terminate this Lease under the provisions of Paragraph 13 as a result of any such Default, Landlord may elect to either: (i) terminate this Lease in accordance with the provisions of Paragraph 13, or (ii)

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                                      -13-
upon thirty (30) days' written notice ("Landlord's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Landlord, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Tenant, Tenant shall pay the amount set forth in Landlord's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. In the event of any such rental adjustment, (i) the purchase price of any option to purchase the Premises held by Tenant shall be subject to similar adjustment to the then fair market value as reasonably determined by Landlord (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Landlord's Notice.

           (c) Tenant's remedy for any breach of this Paragraph 12.1 by Landlord shall be limited to compensatory damages and/or injunctive relief.

     12.2  Terms and Conditions Applicable to Assignment and Subletting.

           (a) Regardless of Landlord's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or subtenant of the obligations of Tenant under this Lease, (ii) release Tenant of any obligations hereunder, nor (iii) alter the primary liability of Tenant for the payment of Base Rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease.

           (b) Landlord may accept any rent or performance of Tenant's obligations from any person other than Tenant pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the Default or Breach by Tenant of any of the terms, covenants or conditions of this Lease.

           (c) The consent of Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the assignee or subtenant. However, Landlord may consent to subsequent or successive assignment or subletting by the assignee or subtenant. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

           (d) In the event of any Default or Breach of Tenant's obligation under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of the Tenant's obligations under this Lease, including any subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

           (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subtenant, including but not limited to the intended use and/or required modification of the Premises, if any. Tenant agrees to provide Landlord with such other or additional information and/or documentation as may be reasonably requested by Landlord.

           (f) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Tenant's obligations under this Lease, Tenant may, except as otherwise provided in this Lease, receive, collect and enjoy any Sublease Profits (as defined in Paragraph 12.4) in accordance with the provisions of Paragraph 12.4. Landlord shall not, by reason of the foregoing provision or any other assignment of such sublease to Landlord, nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such Sublease. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a Breach exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents and other charges due and to become due under the sublease. Subtenant shall rely upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such Breach

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                                      -14-
exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against such subtenant, or, until the Breach has been cured, against Landlord, for any such rents and other charges so paid by said subtenant to Landlord.

           (b) In the event of a Breach by Tenant in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of the sub landlord under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to such sub landlord or for any other prior defaults or breaches of such sub landlord under such sublease.

           (c) Any matter or thing requiring the consent of the sub landlord under a sublease shall also require the consent of Landlord herein.

           (d) No subtenant under a sublease approved by Landlord shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

           (e) Landlord shall deliver a copy of any notice of Default or Breach by Tenant to the subtenant, who shall have the right to cure the Default of Tenant within the grace period, if any, specified in such notice.

     12.4 Sublease Profits. As used herein, "Sublease Profits" means the amount by which rents paid by Tenant's subtenant or assignee for the Premises exceed the Base Rent and the Common Area Operating Expenses after deducting (a) all costs incurred by Tenant for Tenant's Work, Alterations and Utility Installations made to the Premises at Tenant's expense to effect the sublease or assignment; and (b) the amount of any real estate commissions paid by Tenant to a third party in connection with the sublease or assignment, in both cases, amortized over the term of the sublease or assignment. One hundred percent (100%) of the Sublease Profits for the first three (3) years of any subleases or assignments entered into by Tenant within one (1) year after the Commencement Date shall be retained by Tenant. Fifty percent (50%) of any other Sublease Profits will be retained by Tenant and the remaining fifty percent (50%) of such Sublease Profits shall be paid to Landlord by Tenant on a monthly basis as they are received by Tenant.

13.  Default; Breach; Remedies.

     13.1 Default; Breach. Landlord and Tenant agree that if any attorney is consulted by Landlord in connection with a Tenant Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Landlord may include the cost of such services and costs in said notice as rent due and payable to cure said default. a "Default" by Tenant is defined as a material failure by Tenant to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Tenant under this Lease. A "Breach" by Tenant is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Tenant to cure such Default prior to the expiration of the applicable grace period, and shall entitle Landlord to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3.

           (a) Except as expressly otherwise provided in this Lease, the failure by Tenant to make any payment of Base Rent, Tenant's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Tenant hereunder as and when due, the failure by Tenant to provide Landlord with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Tenant to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of ten
(10) days following written notice thereof by or on behalf of Landlord to Tenant.

           (b) Except as expressly otherwise provided in this Lease, the failure by Tenant to provide Landlord with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Tenant's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Landlord may reasonably require of Tenant under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Landlord to Tenant.

           (c) A Default by Tenant as to the terms covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Tenant, other than those described in Subparagraphs 13.1(a) or (b), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Landlord to Tenant; provided however, that if the nature of Tenant's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Tenant if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

           (d) The occurrence of any of the following events: (i) the making by Tenant of any general arrangement or assignment for the benefit of creditors;
(ii) Tenant's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to

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                                      -15-

Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

           (e) The discovery by Landlord that any financial statement of Tenant or of any Guarantor, given to Landlord by Tenant or any Guarantor, was materially false.

           (f) If the performance of Tenant's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Tenant's failure, within sixty (60) days following written notice by or on behalf of Landlord to Tenant of any such event, to provide Landlord with written alternative assurances of security, which, when coupled with the then existing resources of Tenant, equals or exceeds the combined financial resources of Tenant and the Guarantors that existed at the time of the execution of this Lease.

     13.2 Remedies. If Tenant fails to perform any affirmative duty or obligation of Tenant under this Lease, within ten (10) days after written notice to Tenant (or in case of an emergency, without notice), Landlord may at its option (but without obligation to do so), perform such duty or obligation on Tenant's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The reasonable costs and expenses of any such performance by Landlord shall be due and payable by Tenant to Landlord upon invoice therefor. If any check given to Landlord by Tenant shall not be honored by the bank upon which it is drawn, Landlord, at its own option, may require all future payments to be made under this Lease by Tenant to be made only by cashier's check. In the event of a Breach of this Lease by Tenant (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such Breach, Landlord may:

           (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the reasonable cost of recovering possession of the Premises, reasonable expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any reasonable leasing commission paid by Landlord in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
(iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Landlord to mitigate damages caused by Tenant's Default or Breach of this Lease shall not waive Landlord's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Landlord shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Landlord may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1 (b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Tenant under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1 (b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Tenant to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Landlord to the remedies provided for in this Lease and/or by said statute.

           (b) Continue the Lease and Tenant's right to possession in effect (in California under California Civil Code Section 1951.4) after Tenant's Breach and recover the rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonably limitations. Landlord and Tenant agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Landlord's interest under this Lease, shall not constitute a termination of the Tenant's right to possession.

           (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

           (d) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

     13.3 Inducement Recapture in Event of Breach. Any agreement by Landlord for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Tenant's full and faithful performance of

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all of the terms, covenants and conditions of this Lease to be performed or observed by Tenant, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord, and recoverable by Landlord, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Tenant. The acceptance by Landlord of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Landlord of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Landlord at the time of such acceptance.

     13.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge be Landlord shall in no event constitute a waiver of Tenant's Default or Breach with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Landlord's option, become due and payable quarterly in advance.

     13.5 Breach by Landlord. Landlord shall not be deemed in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord, and by any Lender(s) whose name and address shall have been furnished to Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Landlord shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty five percent (25%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Tenant's parking, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and Tenant's Share shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of the Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenant's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of its net severance damages received, over and above Tenant's Share of the legal and other expenses incurred by Landlord in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Tenant shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  Broker's Fees.

     15.1 Procuring Cause. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.2 Additional Terms. Unless Landlord and Broker(s) have otherwise agreed in writing, Landlord agrees that: (a) if Tenant exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Tenant acquires any rights to the Premises or other premises in which Landlord has an interest, or (c) if Tenant remains in possession of the Premises with the consent of Landlord after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Landlord has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Landlord shall not be liable to said Broker(s) to pay a fee.

     15.3 Assumption of Obligations. Any buyer or transferee of Landlord's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Landlord's obligation under this Paragraph 15.

     15.4 Representations and Warranties. Tenant and Landlord each represent and warrant to the other

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that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  Tenancy and Financial Statements.

     16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 Financial Statement. If Landlord desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Tenant and all the Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past three (3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Landlord's Liability. The term "Landlord" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Landlord's title or interest in the Premises or in this Lease, Landlord shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Landlord at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Landlord shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by Landlord. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Landlord shall be binding only upon the Landlord as herein above defined. Notwithstanding any other terms or provisions of this lease, Tenant agrees that in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by Landlord (a) Tenant shall look solely to the estate and property (which is the subject of this lease) of Landlord or any successor in interest in the property and the Industrial Center, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord; (b) with the exception of the Industrial Center, no other property or assets of Landlord, its partners, shareholders, officers or any successor in interest shall be subject to levy, execution or other enforcement procedure for the satisfaction if Tenant's remedies;(c) no personal liability shall at any time be asserted or enforceable against Landlord, it's partner's or successors in interest (except to the extent permitted in (a) above), and no judgment will be taken against any partner, shareholder, officer or director of Landlord. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

22. No Prior or other Agreements;. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail or any nationally recognized courier, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon.

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

If sent by regular mail, the notice shall be deemed given five (5) business days after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Landlord of the Default or Breach of any term covenant or condition hereof by Tenant, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Tenant of the same or any other term, covenant or condition hereof. Landlord's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent or similar act by Tenant, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Landlord's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Landlord shall not be a waiver of any Default or Breach by Tenant of any provision hereof. Any payment given Landlord by Tenant may be accepted by Landlord on account of moneys or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.

25. Recording. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Tenant holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease prior to acquiring ownership of the Premises by reason of foreclosure of a Security Device or otherwise, but that in the event of Landlord's default with respect to any such obligation, Tenant will give any Lender whose name and address have been furnished Tenant in writing for such purpose notice of Landlord's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior Landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be bound by prepayment of more than one month's rent.

     30.3 Non-Disturbance. Tenant's right of possession under this Lease, including any options to extend the term hereof, will not be disturbed so long as Tenant is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

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31.  Attorneys' Fees.  If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to full reimburse all attorneys fees reasonably incurred. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Landlord's Access; Showing Premises; Repairs. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times during normal business hours after giving not less than 48 hours written notice to Tenant for the purpose of showing the same to prospective purchasers, lenders, or tenants, and make such alterations, repairs, improvements or additions to the Premises or to the Building, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant. Landlord shall use commercially reasonable efforts to minimize the interference caused by any repairs and will diligently and expeditiously pursue completion of such repairs.

33. Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Tenant shall not place any sign upon the exterior of the Premises or the Building, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Landlord. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Landlord reserves all rights to the use of the roof of the Building and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Tenant's business; Landlord shall be entitled to all revenues from such advertising signs. Landlord will provide, at its expense, at least one monument sign at the entrance to the Industrial Center indicating the address of the Building and listing the tenants in the Industrial Center. Tenant shall have the right to use the roof of the Building to install communication equipment. Any such communication equipment shall be installed by Tenant at its expense at a location or locations approved by Landlord and shall be subject to all Applicable Requirements affecting the Building and shall not disturb other occupants of the industrial center.

35. Termination; Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Breach by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within ten (10) days of following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

36.  Consents.

     (a) Except for Paragraph 33 (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Landlord's actual reasonable costs and expenses (including but not limited to architects'. attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Tenant for any Landlord consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Tenant to Landlord upon receipt of an invoice and supporting documentation therefor. Landlord's consent to any act, assignment of this Lease or subletting of the Premises by Tenant shall not constitute an acknowledgment that no Default or Breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent.

     (b) All conditions to Landlord's consent authorized by this Lease are acknowledged by Tenant as being reasonable. The failure to specify herein any particular condition to Landlord's consent shall not preclude the impositions by Landlord at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  Guarantor.

     37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Tenant under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

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                                      -20-
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     37.2      Additional Obligations of Guarantor. It shall constitute a
Default of the Tenant under this Lease if any such Guarantor fails or refuses, upon reasonable request by Landlord to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Landlord, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Tenant of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  Options.

     39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Tenant has on other property of Landlord.

     39.2 Options Personal to Original Tenant. Each Option granted to Tenant in this Lease is personal to the original Tenant named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Tenant while the original Tenant is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Tenant are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 Multiple Options. In the event that Tenant has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4      Effect of Default on Options.

               (a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Landlord from Tenant is unpaid (without regard to whether notice thereof is given Tenant), or (iii) during the time Tenant is in Breach of this Lease, or (iv) in the event that Landlord has given to Tenant three (3) or more notices of separate Defaults under Paragraph
13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

               (c) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due, or (ii) Landlord gives to Tenant three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Tenant commits a Breach of this Lease and fails to cure such Breach within the time permitted by the Lease.

40. Rules and Regulations. Tenant agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Landlord may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. The Rules and Regulations shall not be deemed to amend the terms and conditions of this Lease. In case of conflict between this Lease and the Rules and Regulations, the Lease shall prevail.

41. Security Measures. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

42. Reservations. Landlord reserves the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights of way, utility raceways, and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of

                                                                 Initials___/___

                                     --21--
this Lease.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on it's behalf and that such entity is duly authorized and existing and qualified to do business in California and that such party has the full right and legal authority to enter into this Lease. If Tenant is a corporation, limited liability company, trust or partnership, Tenant shall, within thirty (30 days after request by Landlord, deliver to Landlord evidence satisfactory to Landlord of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Tenant's rights or obligations hereunder (as determined by Tenant in its reasonable discretion), Tenant agrees to make such reasonable non-monetary modification to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Landlord or Tenant, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant.


49.  Landlord's Work.

     (a) Landlord shall construct and deliver the Premises in "cold shell condition" to Tenant ("Landlord's Work") on or before the target Early Possession Date set forth in Paragraph 1.4 in order to allow Tenant to begin the buildout of its tenant improvements. "Cold shell condition" means and includes:
(i) construction of the exterior concrete walls, exterior glass, exterior doors, exterior finishes, concrete slab, roof structure and roof membrane; (ii) water, fire line (no riser) and sewer stubbed into the Building; and (iii) power brought to the transformer (with conduits stubbed into the Building but no secondary service (main) or wires), telephone conduit included with pull wires, no HVAC, no roof screens. Tenant shall take possession of the Premises as soon as it is reasonably possible for Tenant's contractor to commence construction but not before Landlord provides a waterproof shell. Landlord shall complete all exterior items consisting of landscaping, paving, striping, walkways, ramps, parking lot lights prior to the Commencement Date. Landlord's Work will be completed at Landlord's sole cost and expense, in a good and workmanlike manner and in compliance with all work plans approved by all applicable governmental agencies. Landlord shall have no obligation to make any other improvements or to perform any other work in the Premises except as otherwise expressly set forth in the Lease. Landlord shall construct the Building in accordance with the architectural plans prepared by DES dated June 1, 2000 ("Landlord's Plans"), which are hereby deemed approved by Tenant. Landlord shall not materially modify or deviate from Landlord's Plans without the written consent of Tenant. It shall be reasonable for Tenant to reject any change to Landlord's Plans which modifies the usable area of the Premises or increases the scope or cost of Tenant's Work. Landlord's Work shall comply with all Applicable Requirements. Only new and first-class materials shall be used in the construction of Landlord's Work.

     (b) Within ten (10) days after receipt of written notice that Landlord's Work is complete, Tenant shall conduct a walk-through inspection of the Building with Landlord and complete a punch-list of items needing additional work. Landlord shall promptly complete such punch-list items.

     (c) Landlord shall provide Tenant with status reports regarding Landlord's Work not less frequently than every thirty days following the date of execution of the Lease. Landlord shall use reasonable efforts to provide Tenant at least thirty (30) days notice before the anticipated Early Possession Date.

50.  Tenant's Work.

     (a) With the exception of Landlord's Work, Tenant shall be responsible for performing all other work required to prepare the Premises for Tenant's occupancy pursuant to the Lease and as otherwise may be required to comply with Applicable Requirements. Tenant's Work shall be performed at Tenant's sole cost and expense, subject to the Construction Allowance described below. Tenant's Work shall include, but not be limited to all drywall, insulation, wall coverings, window coverings, floor coverings, restrooms, HVAC, fire sprinklers distributed (must be semi recessed in dropped ceiling areas), lights, electric, plumbing, doors, plans and permits. The Building must be balanced with 100% HVAC distributed (a minimum of 1 ton per every 350 sq. ft.) with either a VAV system or multiple prepackaged gas/electric units (Carrier or Trane). Tenant will install at least two tiled restroom cores with separate men's and women's rooms.

     (b) Landlord shall pay to Tenant a "Construction Allowance" equal to the sum of Twenty Dollars ($20.00) multiplied by the usable area of the Premises. Landlord's obligation to make such disbursement shall be subject to Landlord's receipt of the following: (i) copies of paid invoices and unconditional lien releases or waivers in connection with all such work, (ii) a certification by Tenant that all such work has been performed in accordance with plans and specifications approved by Landlord, and (iii) such other information that may be reasonably requested by

                                                                 Initials___/___

                                     --22--

Landlord or Landlord's lender. Upon substantial completion of Tenant's Work, Tenant shall submit to Landlord a written notice indicating that Tenant has completed Tenant's Work, which notice shall be accompanied by all of the following (collectively, "Tenant's Completion Notice"): (i) copies of paid invoices and unconditional lien waivers from Tenant's general contractor and all subcontractors and material suppliers, showing that full payment has been received for the construction of all aspects of Tenant's Work; (ii) certification from Tenant that to the best of its knowledge all of Tenant's Work has been completed substantially in accordance with the plans and specifications therefor approved by Landlord and all local governmental and quasi-governmental authorities with jurisdiction; and (iii) a copy of the building permit and certificate of occupancy for Tenant's Work, showing that Tenant's Work has been finally approved by the appropriate building inspector, plus any other evidence reasonably required by Landlord indicating that all legal requirements for Tenant's occupancy of the Premises have been satisfied. Landlord shall pay the Construction Allowance to Tenant within fifteen (15) days after the date of Landlord's receipt of Tenant's Completion Notice.

     (c) Tenant shall deliver to Landlord, for Landlord's review and approval, complete plans, specifications and working drawings which show in detail the intended design, construction and finishing of all portions of Tenant's Work, in sufficient detail for construction ("Tenant's Final Plans"). The design, materials and finish used for Tenant's Work shall equal in quality or better than the design, materials and finish utilized by Tenant in the buildout of its facilities located at 46430 Fremont Blvd., Fremont, CA 94538. Within ten (10) days after Landlord's receipt of Tenant's Final Plans, Landlord shall either approve or disapprove Tenant's Final Plans. Failure by Landlord to respond within such ten (10) day period shall be conclusively deemed approval. If Landlord disapproves Tenant's Final Plans, then Landlord shall state in reasonable detail the changes which Landlord requires to be made thereto, and Tenant shall resubmit the plans until approved by Landlord. Tenant's Work will result in not less than eighty percent (80%) of the usable space in the Premises being designed, built and used for a combination of offices, research and development labs, production and related support facilities such as restrooms, cafeterias, conference rooms and demo rooms (in such combination as shall be determined by Tenant).

     (d) Tenant's Work shall comply with all Applicable Requirements. Only new and first-class materials shall be used in the construction of Tenant's Work.

     (e) McLarney Construction, Inc. is deemed approved by Landlord as Tenant's general contractor. If Tenant's selects another general contractor, such contractor shall be subject to Landlord's prior written approval.

     (f) Promptly following the Early Possession Date, Landlord's approval of Tenant's Final Plans and receipt of any required permits and other governmental or regulatory approvals, Tenant shall commence performance of and diligently pursue complete of Tenant's Work. In the event that Tenant's Work is not completed within nine (9) months after the Early Possession, due to causes within Tenant's reasonable control, and as a result Landlord has been unable to obtain permanent financing for the Industrial Center on terms comparable to the permanent financing terms that would be available to Landlord for the Industrial Center if Tenant's Work had been completed, Landlord shall have the right to terminate this Lease for Default in accordance with the provisions of Paragraph
13.1 (c).

     (g) Upon completion of Tenant's Work, Tenant shall submit to Landlord one
(1) complete sets of as-built plans which shall be reproducible).

51.  Contingencies.

     (a) This lease is contingent upon Landlord completing the purchase of the land and obtaining the necessary city approvals for the Industrial Center. Notwithstanding that Landlord does not own the Industrial Center as of the date of this Lease, Landlord and Tenant intend to be bound hereby, and may only terminate and withdraw their obligations with respect to the Lease in accordance with this Paragraph 51 or as otherwise specifically set forth in the Lease.

     (b) If Landlord does not obtain fee ownership of the Industrial Center on or before August 1, 2000, then Tenant may terminate this Lease at any time thereafter, but before the date such ownership by Landlord is obtained, by giving Landlord written notice, in which event Landlord shall promptly return all consideration previously paid by Tenant to Landlord.

     (c) In addition, if Landlord does not obtain all governmental approvals necessary to permit the (i) construction of the Industrial Center and (ii) the use of the Premises as set forth in Paragraph 6 (the "Building Permits") on or before October 1, 2000 (the "Permit Deadline"), then either Landlord or Tenant may terminate this Lease at any time thereafter, but before receipt of all Building Permits, by giving the other party written notice, in which event Landlord shall promptly return all consideration previously paid by Tenant to Landlord. Landlord shall use its commercially reasonable efforts to obtain the Building Permits prior to the Permit Deadline.

     52. Option to Extend: Subject to the terms and conditions set forth below, Tenant may at its option extend the Terms of this Lease for (1) period of five
(5) years. Such period is called the "Renewal Term." The Renewal Term shall be upon the same terms contained in this Lease, except that (i) Landlord shall have no obligation to provide Tenant with any Tenant Improvement Allowance in connection with the Renewal Term, (ii) the Base Rental during the Renewal Term shall be calculated as set forth below, and (iii) any reference in the Lease to the "Term" of the Lease shall be deemed to include the Renewal Term and apply thereto, unless it is expressly provided otherwise. Tenant shall have no additional extension options.

     (a) The Base Rent during the Renewal Term shall be at the then fair market rate (defined hereinafter) for such space for a term commencing of the first day of the Renewal Term. "Market Rate" shall mean the then prevailing market rate for a comparable term commencing on the first day of the Renewal Term for tenants of comparable size and creditworthiness for comparable space in the Building and other first class R&D/Office buildings

                                                                 Initials___/___

                                     --23--
in the vicinity of the Industrial Center. In no event shall the rent be less than the rent paid during the last year of the initial term and shall increase a minimum of 4% per year.

     (a) To exercise any option, Tenant must deliver a binding written notice to Landlord not sooner than ten (10) months nor later than six (6) months prior to the expiration of the initial Term of this Lease. Thereafter, the Market Rate for the Renewal Term shall be calculated pursuant to Subsection A above and Landlord shall inform Tenant of the Market Rate. If the parties cannot agree on the Market Rate, the parties shall each appoint a real estate broker or appraiser (with at least 10 years experience in R&D leasing in Silicon Valley) to determine the Market Rate. If the lower of the two is within 90% of the higher of the two valuations, then the Market Rent shall be the average of the two. If the lower of the two valuations is less than 90% of the higher valuation, then the two brokers/appraisers originally selected by the parties shall select a third broker/appraiser who shall determine the Market Rate, which shall not be higher than the higher of the two original valuations or lower than the lower of the two original valuations. The determination of the third broker/appraiser shall be binding on the parties. The market rent shall be determined within 30 days of the date of Tenant's exercise of its option. In no event shall the rent be less than the rent paid during the last year of the initial term and shall increase by a minimum of 4% per year. If Tenant fails to timely give its notice of exercise, Tenant will be deemed to have waived its option to extend.



LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.


          THIS LEASE PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO THE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at:  Fremont, CA                   Executed at:  Fremont CA
            ------------------------                    ------------------------

on:  June 30, 2000                          on:  June 30, 2000
   ---------------------------------           ---------------------------------


By Landlord:                                By Tenant:

Fremont Ventures LLC                        Wavesplitter Technologies, Inc.
by D&M Ventures LP
Its Managing Member
by David Dollinger Living Trust
by Dave Dollinger, Trustee

                                     --24--

    /s/ Dave Dollinger                          /s/ Bruce Pollock
By: ________________________________        By: ________________________________
        Dave Dollinger
                                            Name: Bruce Pollock

                                            Title: Vice President & Chief
                                                   Financial Officer
                                                /s/ Bruce Pollock
                                            By: ________________________________

                                            Name: Bruce Pollock

                                            Title: Chief Financial Officer

Address: 306 Lorton Ave.                    Address:  4430 Fremont Blvd.
         Burlingame, CA 94010                         Fremont, Ca. 94538

Telephone:  (650) 344-6066                  Telephone:510-580-8800

Facsimile:  (650) 344-0659                  Facsimile: 510-580-8880





                                   Exhibit A
                        (Drawing of Industrial Center)



                                   Exhibit B
                Exclusions from Common Area Operating Expenses

Common Area Operating Expenses shall not include the following:

          i. the cost of any items for which Landlord is reimbursed by insurance, condemnation, other tenants or otherwise;

          ii. financing or refinancing costs, interest on debt or amortization payments on any mortgage, rental or other charges under any ground or underlying lease, any bad debt loss, rent loss or reserves for bad debts or rent loss;

          iii. brokerage commissions for leases, sales or mortgages or other like expenses (including, without limitation, architectural, space planning or engineering services) incurred in leasing or procuring tenants;

          iv. legal and auditing fees, other than reasonable legal and auditing fees necessarily incurred in connection with the normal maintenance and operation of the Common Areas (but excluding fees for sales, (re)financings, new leases, renewals and, disputes with tenants) or in connection with the preparation of statements required pursuant to escalation provisions of this Lease;

          v.    fines, penalties and interest;

          vi. executive salaries above the grade of Building manager including, without limitation, executive managers, accountants, bookkeepers, receptionists, clerks, marketing representatives, administrative assistants, secretaries and brokers and Landlord's home office overhead;

          vii. costs of (a) additions to the Building or Common Areas subsequent to the date of original construction, or (b) correcting defects in or inadequacy of design or construction of the Building or Common Areas, or (c) initial painting or decorating of any part of the Building or Common Areas;

          viii. the cost of any repairs, alterations, additions, changes, replacements and other items which are (a) pursuant to or as a result of condemnation;

          ix. fees and expenses paid to affiliates of Landlord or any entity controlled by a person related to Landlord in excess of commercially reasonable and customary amounts;

          x.    dues to professional and lobbying organizations;

                                                                 Initials___/___

                                     --25--

          xi. expenses (e.g., costs of any judgment, settlement or arbitration award) relating to or resulting from the negligence or willful misconduct of Landlord, its agents or employees or the breach of this Lease;

          xii. costs associated with the operation of the business of the partnership, corporation or owning entity and the cost of defending any lawsuits with any mortgagee (except as, and to the extent, the actions of Tenant may be an issue);

          xiii. any funds or money given to other tenants in connection with the leasing of space in the Industrial Center;

          xiv. costs of repairs or replacements incurred by reason of fire or other casualty or condemnation, except to the extent that the cost thereof is less than the "deductible" in force under Landlord's insurance policy to the extent such, deductible is not in excess of that generally in force in other office buildings similar to the Building and located in the county in which the Building is situated;

          xv. costs for services, which costs are materially in excess of costs for services provided for tenants in office building similar to the Building and located in the county in which the Building is situated;

          xvi. any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

          xvii. the cost of installing, operating, maintaining, and insuring any specialty facility, such as an observatory, broadcasting facilities, luncheon club, athletic or recreational club, cafeteria or dining facility;

          xviii. expenses allocable to any retail space of the Common Areas;

          xix. additional rent or other charge under any lease (including any superior or ground lease) or sublease to, or assumed directly or indirectly by, Landlord;

          xx. cost of electricity consumed in any area of the Industrial Center rented or available for rent to the extent such costs would not have been included had such space been occupied by another tenant;

          xxi. costs that would duplicate costs theretofore included in Common Area Operating Expenses;

          xxii. arbitration expenses unrelated to the maintenance, operation and security of the Common Areas and any other arbitration expenses incurred in connection with leases of space in the Industrial Center or with default or eviction proceedings against tenants or relating in any other way to tenant disputes;

          xxiii. unless caused solely by Tenant after the Early Possession
     Date, costs relating to, or in connection with, the removal containment, encapsulation, disposal, repair, monitoring, testing, venting, clean-up, remediation, or compliance with laws pertaining to (a) asbestos; or (b) any hazardous, toxic or regulated substance or gas;

          xxiv.  any funds or money given to charities;

          xxv. any management fees in excess of 4% of the gross rent for the Premises (provided that such fees shall be no greater than the fees charged to the other tenants of the Industrial Center); and

          xxvi.  any sinking funds or similar items.

                                       2